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                                                                    EXHIBIT 10.3
                               JOINDER AGREEMENT
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          This Joinder Agreement is dated as of  May 24, 1999, by and between the Store Guarantors that are signatories hereto (the "New Store Guarantors") and General Electric Capital Corporation, a New York corporation ("Agent").

          WHEREAS, Agent, certain Lenders signatory thereto, Wilsons Leather Holdings Inc., a Minnesota corporation ("Borrower") and certain Loan Parties that are Affiliates of Borrower are parties to a Credit Agreement dated as of May 25, 1996 (as amended and restated as of the date hereof and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

          WHEREAS, certain Credit Parties, designated as Store Guarantors, entered into a Store Guarantors' Guaranty dated as of May 25, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Store Guarantors' Guaranty"), a copy of which is attached hereto as Exhibit
                                                                         -------
A;
-

          WHEREAS, under the terms of the Credit Agreement and the other Loan Documents, Subsidiaries of Ultimate Parent are required to guarantee the Obligations of Borrower; and

          WHEREAS, the New Store Guarantors derive direct and indirect benefits from the Loans and other financial accommodations provided by Agent and Lenders to Borrower;

          NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Joinder in Guaranty. The New Store Guarantors hereby guarantee
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payment and performance of the Obligations in accordance with the terms of the
Store Guarantors' Guaranty, which is incorporated herein by reference.

          2.   General. The New Store Guarantors agree to comply with and be
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bound by the terms of the Store Guarantors' Guaranty as fully as if they had been a signatory thereto on the date that such documents were originally executed and delivered by the other Credit Parties that are parties thereto.

          3.   Defined Terms. Except as otherwise defined herein, all defined
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terms herein shall have the respective meanings ascribed thereto in Schedule A
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to the Credit Agreement.
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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder Agreement as of the date set forth above.

                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By: /s/ Paul M. Feehan
                            ----------------------------------
                         Title: Duly Authorized Signatory
                               -------------------------------


                         STORE GUARANTORS:

                         Wilsons Leather of Airports Inc.
                         Wilsons Leather of Arkansas Inc.
                         Wilsons Leather of Canada Ltd.
                         Wilsons Leather of Delaware Inc.
                         Wilsons International Inc.
                         Wilsons Leather of Mississippi Inc.
                         Wilsons Leather of Missouri Inc.
                         Wilsons Leather of South Carolina Inc.
                         Wilsons Leather of Vermont Inc.


                         By: /s/ Daniel R. Thorson
                            ----------------------------------
                         Name:   Daniel R. Thorson
                              --------------------------------

                                 The authorized officer of each of the foregoing corporations

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